VALENCE TECHNOLOGY, INC.
                                                                    EXHIBIT 10.2


                                  April 3, 2006


Mr. Carl E. Berg
West Coast Venture Capital, Inc.
10050 Bandley Drive
Cupertino, CA  95014

Re: Financing Commitment

Dear Mr. Berg:

     This letter is entered into in connection with an agreement entered into by West Coast Venture Capital, Inc. (WCVC) and Valence Technology, Inc. (Valence).

     Pursuant to the agreement reached today, WCVC, has funded One Million Dollars ($1,000,000.00) to Valence, to purchase four hundred and one thousand, six hundred and six (401,606) shares of common stock. The per share price of the common stock sold to WCVC is $2.49 which represents the closing bid price of the common stock on the principal market on March 31, 2006.

                                         Sincerely,

                                         VALENCE TECHNOLOGY, INC.



                                         /s/ James Akridge
                                         ----------------------------------
                                         James R. Akridge
                                         Chief Executive Officer & President



ACCEPTED AND AGREED:

West Coast Venture Capital, Inc.
Carl E. Berg


/s/ CARL BERG